(Loss) per Common Share	6 Months Ended
Jun. 30, 2019
(Loss) per Common Share [Abstract]
(LOSS) PER COMMON SHARE

NOTE 16: (LOSS) PER COMMON SHARE

Earnings/ (loss) per share is calculated by dividing net income attributable to common stockholders by the weighted average number of shares of common stock of Navios Acquisition outstanding during the period.

	For the Three Months Ended June 30, 2019	For the Three Months Ended June 30, 2018	For the Six Months Ended June 30, 2019	For the Six Months Ended June 30, 2018
Numerator:
Net loss	$(16,550)	$(22,068)	$(15,689)	$(46,534)
Less:
Dividend declared on restricted shares	(65)	(35)	(131)	(71)
Undistributed loss attributable to Series C participating preferred shares	—	1,117	(13)	2,321

Net loss attributable to common stockholders, basic	$(16,615)	$(20,986)	$(15,833)	$(44,284)

Plus:
Dividend declared on restricted shares	—	—	—	—
Net loss attributable to common stockholders, diluted	$(16,615)	$(20,986)	$(15,833)	$(44,284)

Denominator:
Denominator for basic net loss per share — weighted average shares	13,510,361	9,615,261	13,414,547	9,758,558
Series A preferred stock	—	—	—	—
Restricted shares	—	—	—	—
Denominator for diluted net loss per share — adjusted weighted average shares	13,510,361	9,615,261	13,414,547	9,758,558

Net loss per share, basic and diluted	$(1.23)	$(2.18)	$(1.18)	$(4.54)

Potential common shares of 318,010, for the three and six month period ended June 30, 2019 (which includes stock options and restricted shares), have an anti-dilutive effect (i.e., those that increase earnings per share or decrease loss per share) and are therefore excluded from the calculation of diluted earnings per share.

Potential common shares of 730,061 for the three and six month periods ended June 30, 2018 (which includes stock options and restricted shares), have an anti-dilutive effect (i.e., those that increase earnings per share or decrease loss per share) and are therefore excluded from the calculation of diluted earnings per share.